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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 30, 2009

                      Integrated Healthcare Holdings, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                         0-23511                87-0573331
    ---------------------              -------------           --------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

  1301 North Tustin Avenue, Santa Ana,                             92705
               California
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(Address of principal executive offices)                        (Zip Code)

    Registrant's telephone number, including area code:   (714) 953-3503


                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 30, 2009, Integrated Healthcare Holdings, Inc. (the "COMPANY") entered into the following material agreements:

         (i) Amendment No. 1 to Securities Purchase Agreement (the "SPA AMENDMENT"), by and among the Company, Kali P. Chaudhuri, M.D. ("DR. CHAUDHURI"), and William E. Thomas ("MR. THOMAS"), which amends the Securities Purchase Agreement by and among the parties dated July 18, 2008 (the "ORIGINAL SPA"); and

         (ii) Amendment No. 1 to Early Loan Payoff Agreement (the "PAYOFF AMENDMENT"), by and among the Company, its subsidiaries, Medical Provider Financial Corporation I ("MPFC I"), Medical Provider Financial Corporation II ("MPFC II"), Medical Provider Financial Corporation III ("MPFC III"), and Healthcare Financial Management & Acquisitions, Inc., which amends the Early Loan Payoff Agreement by and among the parties dated July 18, 2008.

Under the Original SPA, Dr. Chaudhuri had the right to invest up to $6,968,268 in the Company through the purchase of 63,347,891 shares of common stock at $0.11 per share. The purchase right expired on January 10, 2009. Under the SPA Amendment, Dr. Chaudhuri agreed to purchase immediately from the Company 33,333,333 shares of Company common stock (the "ADDITIONAL SHARES") at a purchase price of $0.03 per share, or an aggregate purchase price of $1,000,000. In consideration for Dr. Chaudhuri's entry into the SPA Amendment and payment to Company of $30,000, under the SPA Amendment the Company granted to Dr. Chaudhuri the right, in Dr. Chaudhuri's sole discretion (subject to Company having sufficient authorized capital), to invest at any time and from time to time through January 30, 2010 up to the Maximum Investment Amount through the purchase of shares of Company's common stock at a purchase price of $0.11 per share (the "PURCHASE RIGHT"). The "MAXIMUM INVESTMENT AMOUNT" is $5,968,268, except that until the Company increases its authorized capital to 500,0000,000 shares of common stock, only an aggregate of up to $4,468,268 of this amount may be invested under the Purchase Right.

In connection with Company's entry into the SPA Amendment, Company's board of directors approved an amendment in the Company's Articles of Incorporation to increase the Company's authorized capital from 400,000,000 shares of common stock to 500,000,000 shares of common stock, subject to the receipt of shareholder approval.

The SPA Amendment also clarified that Dr. Chaudhuri's and Mr. Thomas's pre-emptive rights to maintain their respective levels of ownership of Company common stock by acquiring additional equity securities concurrent with future issuances by the Company of equity securities or securities or rights convertible into or exercisable for equity securities (other than issuances of Additional Shares, shares underlying the Purchase Right or shares issued to Dr. Chaudhuri on July 18, 2008 upon exercise of warrants) will continue unless and until specifically terminated in a writing signed by Dr. Chaudhuri and Mr. Thomas, regardless of whether any Additional Shares or shares underlying the Purchase Right are purchased by Dr. Chaudhuri and notwithstanding any other termination, expiration or lapse of the SPA or the Purchase Right.


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Concurrently with the execution of the SPA Amendment, Company and its subsidiaries entered into the Payoff Amendment. MPFC III, which is a party to the SPA Amendment, holds a convertible term note in the original principal amount of $10,700,000 issued by the Company on October 9, 2007 (the "$10.7 MILLION NOTE"). Under the Payoff Amendment, the Company agreed to pay to MPFC III $1,000,000 as partial repayment of the existing $6,968,268 principal balance of the $10.7 Million Note upon receipt of $1,000,000 from Dr. Chaudhuri's purchase of the Additional Shares. The Company is also obligated under the Payoff Amendment to use the proceeds it receives from future exercises, if any, of Dr. Chaudhuri's Purchase Right under the SPA Amendment toward early payoff of the remaining balance of the $10.7 Million Note.

Under the Payoff Amendment, MPFC I granted the Company the right to extend the maturity date under its $80 Million Credit Agreement by one year, and MPFC II granted the Company the right to extend the maturity date under its $50 Million Credit Agreement by one year, subject to certain conditions including the full early payoff of the $10.7 Million Note on or prior to January 30, 2010.

Each of the SPA Amendment and the Payoff Amendment is furnished as an exhibit to this Report. The preceding description of these agreements is summary in nature and does not purport to be complete. This summary should be read in conjunction with the exhibit hereto.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 1.01 of this report is incorporated herein by reference.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
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10.1     Amendment No. 1 to Securities Purchase Agreement, dated as of January
         30, 2009, among the Company, Kali P. Chaudhuri, M.D., and William E. Thomas.

10.2 Amendment No. 1 to Early Loan Payoff Agreement, dated as of January 30, 2009, among the Company; WMC-SA, Inc.; WMC-A, Chapman Medical Center, Inc.; Coastal Communities Hospital, Inc.; Medical Provider Financial Corporation I; Medical Provider Financial Corporation II, Medical Provider Financial Corporation III; and Healthcare Financial Management & Acquisitions, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Integrated Healthcare Holdings, Inc.


February 2, 2009                            By: /s/ Steven R. Blake
                                                --------------------------------
                                                Name: Steven R. Blake
                                                Title: Chief Financial Officer



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